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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2003

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                  TEXAS              1-13565           76-0535259
             (State or Other       (Commission      (I.R.S. Employer
              Jurisdiction        File Number)     Identification No.)
            of Incorporation)

      3 Greenway Plaza, Suite 2000
             Houston, Texas                               77046
     (Address of principal executive                   (Zip Code)
                offices)

       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.         OTHER EVENTS.

        On March 5, 2003, Encompass Services Corporation (the "Company") filed its Joint Disclosure Statement and Joint Plan of Reorganization with the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court") and filed copies of both documents with the Securities and Exchange Commission as exhibits under Item 9 of the Current Report on Form 8-K dated March 5, 2003. On April 5, 2003, the Company filed its First Amended Joint Disclosure Statement and First Amended Joint Plan of Reorganization with the Bankruptcy Court. On April 9, 2003, the Bankruptcy Court held a hearing to consider the Expedited Motion for Order approving, inter alia, the Joint Disclosure Statement (as modified and amended, the "Disclosure Statement") for the Joint Plan of Reorganization (as modified and amended, the "Plan"). On April 11, 2003, the Company filed its Second Amended Joint Disclosure Statement and Second Amended Joint Plan of Reorganization with the Bankruptcy Court. On April 14, 2003, the Bankruptcy Court approved the Disclosure Statement for the Plan as containing adequate information within the meaning of section 1125, title 11 of the United States Code, thereby enabling the Company to solicit acceptances or rejections of the Plan. On April 21, 2003, the Company commenced its solicitation of those creditors entitled to vote on the Plan by distributing, inter alia, the Second Amended Joint Disclosure Statement, a copy of which is annexed hereto as Exhibit 99.1. Also annexed hereto as Exhibit 99.2 is the Second Amended Joint Plan of Reorganization. Unless an extension has been approved by the Bankruptcy Court, the solicitation period will terminate at 4:30 p.m., Eastern Time, on May 19, 2003, when the Company's solicitation agent will no longer accept ballots indicating acceptance or rejection of the Plan.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (c)     Exhibits.

                Exhibit No.     Exhibit
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                   99.1         Encompass Services Corporation and its
                                Affiliated Debtors' Second Amended Joint
                                Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, as filed with the United
                                States Bankruptcy Court for the Southern
                                District of Texas on April 11, 2003.

                   99.2 Second Amended Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on April 11, 2003.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENCOMPASS SERVICES CORPORATION

                                By:    /s/ Gray H. Muzzy
                                   ---------------------------------------------
                                       Gray H. Muzzy
                                       Senior Vice President,
                                       General Counsel and Secretary

Date:  April 22, 2003

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                                  Exhibit Index

                Exhibit No.     Exhibit
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                   99.1         Encompass Services Corporation and its
                                Affiliated Debtors' Second Amended Joint
                                Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, as filed with the United
                                States Bankruptcy Court for the Southern
                                District of Texas on April 11, 2003.

                   99.2 Second Amended Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on April 11, 2003.

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